Exhibit 10.54
                                                                   -------------

                            Advanced Aesthetics, Inc.
                               501 Madison Avenue
                               New York, NY 10022


                                                        January 3, 2006

The Johns Hopkins Health System Corporation
The Johns Hopkins University
901 South Bend Street, Suite 550
Baltimore, MD 21231

               Re:   Services and Licensing Agreement

Gentlemen:

     This letter will confirm our agreement to extend the period by which we are required to satisfy the "Conditions Precedent" pursuant to Section 5(b) of our Services and Licensing Agreement (the "Agreement") dated December 8, 2004, from December 31, 2005 until March 31, 2006. All other terms and provisions of the Agreement remain unchanged and in full force and effect.

     Please indicate your agreement by signing this letter below and returning a copy to us.

                                       Very truly yours,

                                       ADVANCED AESTHETICS, INC.


                                       By: /s/ Andew Lipman
                                          ---------------------------
                                          Name:  Andew Lipman
                                          Title: Director


AGREED:
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THE JOHNS HOPKINS HEALTH SYSTEM CORPORATION.


By: /s/ Richard A. Gross
   ------------------------
   Name:  Richard A. Gross
   Title: VP/CFO, JHM



THE JOHNS HOPKINS UNIVERSITY


By: /s/ Richard A. Gross
   ------------------------
   Name:  Richard A. Gross
   Title: VP/CFO, JHM